UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 30, 2026

KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S. El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (310) 887-6400

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On March 30, 2026, Kennedy-Wilson, Inc. (the “Issuer”), a wholly-owned subsidiary of global real estate investment company Kennedy-Wilson Holdings, Inc. (the “Company”), announced that it has elected to terminate its previously announced offers to exchange (the “Exchange Offers”) any and all of its outstanding 4.750% Senior Notes due 2029 (the “Existing 2029 Notes”), 4.750% Senior Notes due 2030 (the “Existing 2030 Notes”) and 5.000% Senior Notes due 2031 (the “Existing 2031 Notes” and collectively, the “Existing Notes”) for the Issuer’s newly issued 6.125% Senior Notes due 2032 or 6.375% Senior Notes due 2034 (collectively, the “New Notes”). The Issuer has also elected to terminate, effective March 30, 2026, its solicitation of consents (the “Consent Solicitations”) to the adoption of certain amendments (the “Proposed Amendments”) to the indentures governing the Existing Notes.

As a result of the termination of the Exchange Offers, none of the Existing Notes that have been tendered in the Exchange Offers will be accepted for exchange for New Notes, and no New Notes will be issued to holders of Existing Notes who have validly tendered their Existing Notes in the Exchange Offers. In addition, as a result of the termination of the Consent Solicitations, the Proposed Amendments will not be adopted, and the Existing Notes will remain subject to the indentures that currently govern the Existing Notes. All Existing Notes validly tendered and not validly withdrawn will be promptly returned to the respective tendering holder.

Consummation of the previously announced proposed acquisition of the Company by a consortium led by William McMorrow, Chairman and Chief Executive Officer of the Company, and certain other senior executives of the Company, together with Fairfax Financial Holdings Limited (the “Merger”) is not conditioned on the consummation of the Exchange Offers or Consent Solicitations.  The Company currently expects the Merger to close in the second quarter of 2026.

A copy of the press release announcing the termination of Exchange Offers and the Consent Solicitations is attached hereto as Exhibit 99.1 and incorporated by reference herein.

This Form 8-K is for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated March 30, 2026, announcing the termination of the Exchange Offers and Consent Solicitations
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Additional Information About the Merger and Where to Find It

This Current Report on Form 8-K makes reference to the proposed merger involving the Company, Kona Bidco, LLC (“Parent”) and Kona Merger Subsidiary, Inc. (“Merger Sub”). The Company expects to seek, and intends to file with the SEC a proxy statement and other relevant documents in connection with a special meeting of the Company stockholders for purposes of obtaining, stockholder approval of the proposed merger transaction (the “Definitive Proxy Statement”). The Definitive Proxy Statement will be sent or given to the stockholders of the Company and will contain important information about the proposed merger transaction and related matters. The Company, affiliates of the Company and affiliates of Parent and Merger Sub intend to jointly file a Schedule 13E-3 with the SEC.

The Company may also file other documents with the SEC regarding the proposed merger transaction. This Current Report on Form 8-K is not a substitute for the Definitive Proxy Statement, the Schedule 13E-3 or any other document which the Company may file with the SEC. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT, THE SCHEDULE 13E-3 AND ANY OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED MERGER TRANSACTION. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov or from the Company at its website at https://ir.kennedywilson.com/financial-information-and-sec-filings/sec-filings. The information found on, or otherwise accessible through, the Company’s website is not incorporated by reference into, nor does it form a part of, this report or any other document that the Company files with the SEC.

Participants in the Solicitation

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed merger transaction. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger transaction will be set forth in the Definitive Proxy Statement for its stockholder meeting at which the proposed merger transaction will be submitted for approval by the Company’s stockholders. You may also find additional information about the Company’s directors and executive officers in the Company’s Definitive Proxy Statement for its 2025 annual meeting of stockholders, which was filed with the SEC on April 25, 2025 (available here), under the sections “Director Compensation,” “Executive Compensation,” “Security Ownership of Management and Certain Beneficial Owners” and “Certain Relationships and Related Transactions”. To the extent holdings of the Company’s securities by its directors or executive officers have changed since the amounts set forth in such proxy statement, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3 or Statements of Changes in Beneficial Ownership of Securities on Form 4 filed with the SEC. Updated information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, in the Company will be set forth in the Definitive Proxy Statement and other relevant documents to be filed with the SEC, if and when they become available. These documents will be available free of charge as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to and shall not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities, or a solicitation of any vote or approval, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made in the United States absent registration under the Securities Act of 1933, as amended (the “Securities Act”), or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

Forward Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are necessarily estimates reflecting the judgment of the Company’s senior management based on the Company’s current estimates, expectations, forecasts and projections and include comments that express the Company’s current opinions about trends and factors that may impact future results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed merger transaction or the Exchange Offers and Consent Solicitations will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein as a result of various factors, including, without limitation: (1) the inability to consummate the proposed merger transaction within the anticipated time period, or at all, due to any reason, including the failure to obtain stockholder approval to adopt the Merger Agreement, the failure to obtain any required regulatory approvals for the proposed merger transaction, including the termination or expiration of any required waiting periods, or the failure to satisfy the other conditions to the consummation of the proposed merger transaction; (2) the risk that the Merger Agreement may be terminated in circumstances requiring the Company to pay a termination fee; (3) the risk that the proposed merger transaction disrupts the Company’s current plans and operations or diverts management’s attention from its ongoing business; (4) the effect of the announcement of the proposed merger transaction on the ability of the Company to retain and hire key personnel and maintain relationships with those with whom it does business; (5) the effect of the announcement or pendency of the proposed merger transaction on the Company’s operating results and business generally; (6) the significant costs, fees and expenses related to the proposed merger transaction; (7) the risk that the Company’s stock price may decline significantly if the proposed merger transaction is not consummated; (8) the nature, cost and outcome of any litigation and other legal proceedings, including any such proceedings related to the proposed merger transaction and instituted against the Company and/or its directors, executive officers or other related persons; (9) other risks that could affect the Company’s business, financial condition or results of operations, including those set forth in the Company’s most recent Annual Report on Form 10-K and any subsequent filings, (10) credit ratings for the New Notes (if any) may be below investment grade, downgraded, withdrawn or not issued, harming value and liquidity; (11) our leverage and debt service obligations may impair our ability to pay the New Notes; (12) we may incur additional debt, making the New Notes effectively or structurally subordinated; (13) not all subsidiaries will guarantee the New Notes, cash at subsidiaries and joint ventures may be unavailable to service them, and we may not generate sufficient cash flow to service or refinance indebtedness, including the New Notes; (14) covenant restrictions (and any noncompliance) may limit flexibility and could result in defaults; (15) the proposed indenture amendments may significantly reduce protections for holders of remaining Existing Notes; (16) liquidity and market value of Existing Notes not tendered may decline, and ratings may be withdrawn; (17) the Exchange Offers and Consent Solicitations may be delayed, amended, extended, or terminated if conditions are not satisfied; (18) tendering holders will waive/release claims, and the consideration received may be less valuable than rights relinquished and (19) other risks to the consummation of the proposed merger transaction, Exchange Offers and Consent Solicitations. Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of the Company’s control, and involve known and unknown risks and uncertainties that could cause the Company’s actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the SEC. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by the Company about its businesses including, without limitation, the risk factors discussed in the Company’s filings with the SEC.

If the proposed merger transaction is consummated, the Company’s stockholders will cease to have any equity interest in the Company and will have no right to participate in its earnings and future growth. These and other factors are identified and described in more detail in the Company’s most recent Annual Report on Form 10-K as well as the Company’s subsequent filings and is available online at www.sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. Except as required by applicable law, the Company undertakes no obligation to update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: March 31, 2026